Exhibit 99.2

Second Quarter Fiscal 2011
Supplemental Operating and Financial Data
for the Quarter Ended October 31, 2010

CONTACT: Michelle Saari VP - Marketing & Communications Direct Dial: 701-837-4738 E-Mail: msaari@iret.com	3015 16th Street SW, Suite 100 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data

October 31, 2010

Page

Company Background and Highlights	2

Investment Cost by Segment	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Stabilized Properties Net Operating Income Summary	14
Net Operating Income Detail	15-18
Stabilized Properties and Overall Physical Occupancy Levels by Segment	19

Tenant Analysis
Commercial Leasing Summary	20-21
Multi-Family Residential Summary	22
10 Largest Commercial Tenants - Based on Annualized Base Rent	23
Lease Expirations as of October 31, 2010	24

Growth and Strategy
Fiscal 2011 Acquisition Summary	25
Fiscal 2011 Development Summary	26

Definitions	27

Company Background and Highlights
Second Quarter Fiscal 2011

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  IRET’s portfolio is diversified among multi-family residential, commercial office, commercial medical (including senior housing), commercial industrial and commercial retail segments.

During the second quarter of fiscal year 2011, IRET had no acquisitions or development projects placed in service.  The Company sold a small retail property in Ladysmith, Wisconsin on September 2, 2010; a patio home property in Fargo, North Dakota on September 30, 2010; and the Company’s 504-unit Dakota Hill at Valley Ranch Apartments in Irving, Texas, on October 26, 2010, for sales prices totaling $36.8 million.

IRET has substantially completed its announced goal of transferring the management of the majority of our commercial and multi-family residential properties from third-party property management companies to our own employees.  As of October 31, 2010, the Company has under internal management a total of 153 properties in our commercial office, commercial medical, commercial industrial and commercial retail segments, totaling approximately 9.3 million square feet.  Approximately 82.1% of the properties in our commercial office segment, 89.1% of the properties in our commercial medical segment, 90.0% of the properties in our commercial industrial segment, and 96.9% of the properties in our commercial retail segment, were internally managed by Company employees as of October 31, 2010.  IRET continues to evaluate existing and acquired commercial properties to determine additional suitable candidates for internal management, and to establish appropriate timelines to accomplish the transfers.

The transition to internal management in the Company’s multi-family residential segment is also substantially complete. As of October 31, 2010, approximately 88.3% of the properties in the Company’s multi-family residential segment were internally managed by Company employees, or approximately 7,744 units in 68 properties. The Company has added a significant number of new employees, many of whom were hired to work in multi-family residential property management, and as of October 31, 2010, the Company had 375 employees, of which 292 were full-time and 83 part-time employees; of these 375 employees, 55 are corporate staff in our Minot, North Dakota and Eden Prairie, Minnesota offices, and 320 are property management employees based at our properties or in local property management offices. These additions to staff, and associated investments in equipment, accounting and other support systems, represented a significant expense to the Company, which was reflected in an increase in property management expense attributable to the Company’s internal property management initiative of approximately $362,000 for the three months ended July 31, 2010.

On April 7, 2009, IRET and IRET Properties entered into a continuous equity offering program sales agreement with Robert W. Baird & Co. Incorporated (Baird).  Pursuant to the Sales Agreement, IRET may offer and sell its common shares of beneficial interest having an aggregate gross sales price of up to $50 million, from time to time through Baird as IRET's sales agent. Sales of common shares, if any, under the program will depend upon market conditions and other factors to be determined by IRET. During the second quarter of fiscal year 2011, IRET sold no common shares under this program.

IRET’s second quarter fiscal year 2011 results reflect the continued slow recovery from the national economic recession.  Factors adversely affecting demand for IRET’s commercial office properties in particular continued to be pervasive, with commercial tenants continuing to focus on reducing costs through space reductions and lower rents.  Physical occupancy decreased in all of our reportable segments except for commercial medical during the three months ended October 31, 2010, on a stabilized and all-property basis, and our overall level of tenant concessions increased, compared to the year-earlier period.

We believe our decreased occupancy levels reflect the economic conditions in our markets, as recovery from the national economic recession has been slow.  The recession, and illiquidity and uncertainty in the financial and capital markets during calendar years 2008, 2009 and continuing into 2010, negatively affected substantially all businesses, including ours.  Although signs of an economic recovery have emerged during the first two quarters of our current fiscal year, we continue to expect recovery from the recession to be slow during the balance of the current fiscal year.  It is not possible for us to predict or quantify the timing and impact of such a recovery, or lack thereof, during the remainder of fiscal year 2011.

In the second quarter of fiscal year 2011, IRET paid its 158th consecutive quarterly distribution per common share/unit at equal or increasing rates.  The $0.1715 per share/unit distribution was paid October 1, 2010.  Company management and the Board continue to review the Company’s common share distribution level in conjunction with closely monitoring the Company’s operating results during this prolonged economic downturn.

As of October 31, 2010, IRET owns a diversified portfolio of 251 properties consisting of 77 multi-family residential properties, 67 commercial office properties, 55 commercial medical properties (including senior housing), 20 commercial industrial properties and 32 commercial retail properties.  IRET’s distributions have been maintained or increased every year for 39 consecutive years.  IRET’s shares are publicly traded on the NASDAQ Global Select Market (NASDAQ:  IRET).

Company Snapshot
(as of October 31, 2010)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Commercial Office, Commercial Medical, Commercial Industrial, Commercial Retail
Total Properties	251
Total Square Feet
(commercial properties)	12.0 million
Total Units
(multi-family residential properties)	9,187
Common Shares Outstanding (thousands)	79,092
Limited Partnership Units Outstanding (thousands)	19,994
Common Share Distribution - Quarter/Annualized	$0.1715/$0.686
Dividend Yield	7.8%
Total Capitalization (see p. 13 for detail)	$1.9 billion

Investor Information
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
Stephen L. Stenehjem	Trustee and Vice Chairman, Chair of Compensation Committee
John D. Stewart	Trustee, Chair of Audit Committee
Patrick G. Jones	Trustee
C.W. “Chip” Morgan	Trustee
John T. Reed	Trustee, Chair of Nominating and Governance Committee
Edward T. Schafer	Trustee
W. David Scott	Trustee
Thomas A. Wentz, Jr.	Trustee, Senior Vice President and Chief Operating Officer
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Thomas A. Wentz, Jr	Senior Vice President and Chief Operating Officer; Trustee
Diane K. Bryantt	Senior Vice President and Chief Financial Officer
Charles A. Greenberg	Senior Vice President, Commercial Asset Management
Michael A. Bosh	Senior Vice President, General Counsel and Assistant Secretary
Thomas A. Wentz, Sr.	Senior Vice President and Chief Investment Officer

Corporate Headquarters:
3015 16th Street SW, Suite 100
Minot, North Dakota 58701

Trading Symbol:  IRET
Stock Exchange Listing:  NASDAQ

Investor Relations:
Michelle Saari
msaari@iret.com

Common Share Data (NASDAQ: IRET)

	2nd Quarter Fiscal Year 2011	1st Quarter Fiscal Year 2011	4th Quarter Fiscal Year 2010	3rd Quarter Fiscal Year 2010	2nd Quarter Fiscal Year 2010
High Closing Price	$8.90	$9.20	$9.37	$9.40	$9.75
Low Closing Price	$7.97	$8.25	$8.31	$8.25	$8.19
Average Closing Price	$8.43	$8.71	$8.89	$8.82	$9.06
Closing Price at end of quarter	$8.80	$8.47	$8.73	$8.73	$8.37
Common Share Distributions—annualized	$0.686	$0.686	$0.686	$0.686	$0.684
Closing Dividend Yield - annualized	7.8%	8.1%	7.9%	7.9%	8.2%
Closing common shares outstanding (thousands)	79,092	78,158	75,805	73,966	73,502
Closing limited partnership units outstanding (thousands)	19,994	20,273	20,522	20,853	20,962
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$871,957	$833,711	$840,935	$827,770	$790,664

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results.  Such risks, uncertainties and other factors include, but are not limited to:  fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2010 Form 10-K.  We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Investment Cost by Segment – Second Quarter Fiscal 2011

With investments in the multi-family residential and commercial office, commercial medical, commercial industrial and commercial retail segments, IRET’s diversified portfolio helps to provide stability during market fluctuations in returns from specific property types.

Commercial Retail
6.6%
Commercial Industrial
6.7%
Multi-Family
Residential
29.4%
Commercial
Medical
24.3%
Commercial Office
33.0%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	10/31/2010	07/31/2010	04/30/2010	01/31/2010	10/31/2009
ASSETS
Real estate investments
Property owned	$1,773,924	$1,813,427	$1,800,519	$1,793,995	$1,749,489
Less accumulated depreciation	(322,379)	(320,994)	(308,626)	(298,523)	(286,555)
	1,451,545	1,492,433	1,491,893	1,495,472	1,462,934
Development in progress	2,755	174	2,831	1,164	0
Unimproved land	7,876	6,020	6,007	5,987	5,966
Mortgage loans receivable, net of allowance	157	158	158	159	159
Total real estate investments	1,462,333	1,498,785	1,500,889	1,502,782	1,469,059
Other assets
Cash and cash equivalents	43,701	56,077	54,791	47,790	102,732
Restricted cash	0	0	0	36,500	0
Marketable securities – available-for-sale	420	420	420	420	420
Receivable arising from straight-lining of rents, net of allowance	18,125	17,751	17,320	17,102	16,588
Accounts receivable, net of allowance	5,179	5,911	4,916	5,259	4,830
Real estate deposits	2,089	302	516	978	635
Prepaid and other assets	3,375	3,032	1,189	1,903	2,750
Intangible assets, net of accumulated amortization	48,140	50,050	50,700	52,797	48,118
Tax, insurance, and other escrow	10,504	10,391	9,301	10,044	6,661
Property and equipment, net of accumulated depreciation	1,370	1,371	1,392	1,332	1,450
Goodwill	1,260	1,388	1,388	1,392	1,392
Deferred charges and leasing costs, net of accumulated amortization	18,606	18,449	18,108	17,637	17,273
TOTAL ASSETS	$1,615,102	$1,663,927	$1,660,930	$1,695,936	$1,671,908

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable and accrued expenses	$26,616	$33,340	$38,514	$36,453	$29,760
Revolving lines of credit	29,100	6,528	6,550	6,579	6,594
Mortgages payable	1,004,532	1,063,414	1,057,619	1,091,945	1,060,131
Other	1,227	1,272	1,320	1,368	1,421
TOTAL LIABILITIES	1,061,475	1,104,554	1,104,003	1,136,345	1,097,906

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	1,357	1,427	1,812	1,765	1,943
EQUITY
Investors Real Estate Trust shareholders’ equity
Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Common Shares of Beneficial Interest	610,580	603,344	583,618	569,439	566,395
Accumulated distributions in excess of net income	(221,304)	(213,055)	(201,412)	(189,340)	(176,580)
Total Investors Real Estate Trust shareholders’ equity	416,593	417,606	409,523	407,416	417,132
Noncontrolling interests – Operating Partnership	126,113	130,050	134,970	139,448	143,260
Noncontrolling interests – consolidated real estate entities	9,564	10,290	10,622	10,962	11,667
Total equity	552,270	557,946	555,115	557,826	572,059
TOTAL LIABILITIES AND EQUITY	$1,615,102	$1,663,927	$1,660,930	$1,695,936	$1,671,908

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Six Months Ended	Three Months Ended
OPERATING RESULTS	10/31/2010	10/31/2009	10/31/2010	07/31/2010	04/30/2010	01/31/2010	10/31/2009
Real estate revenue	$121,254	$117,661	$60,537	$60,717	$60,916	$58,815	$58,220
Real estate expenses	49,881	47,463	24,950	24,931	25,929	25,246	23,768
Gain on involuntary conversion	0	0	0	0	0	1,660	0
Net operating income	71,373	70,198	35,587	35,786	34,987	35,229	34,452
Depreciation/amortization	(29,627)	(29,101)	(14,742)	(14,885)	(14,814)	(14,816)	(14,718)
Administrative expenses, advisory and trustee services	(3,687)	(2,985)	(1,718)	(1,969)	(1,443)	(1,790)	(1,498)
Other expenses	(916)	(932)	(563)	(353)	(1,045)	(536)	(498)
Impairment of real estate investment	0	(708)	0	0	0	0	(708)
Interest	(33,395)	(33,666)	(16,880)	(16,515)	(16,806)	(16,982)	(16,734)
Interest and other income	304	253	167	137	391	250	125
Income tax benefit (expense)	0	0	19	(19)	0	0	0
Income from continuing operations	4,052	3,059	1,870	2,182	1,270	1,355	421
Income (loss) from discontinued operations	5,401	(290)	5,251	150	182	(991)	(221)
Net income	$9,453	$2,769	$7,121	$2,332	$1,452	$364	$200

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(1,692)	(420)	(1,322)	(370)	(181)	39	59
Net loss (income) attributable to noncontrolling interests – consolidated real estate entities	44	(47)	20	24	(24)	49	26
Net income attributable to Investors Real Estate Trust	7,805	2,302	5,819	1,986	1,247	452	285
Dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,619	$1,116	$5,226	$1,393	$654	$(141)	$(308)

Per Share Data
Earnings per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.03	$.02	$.01	$.02	$.01	$.01	$.00
Earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	.06	.00	.06	.00	.00	(.01)	.00
Net income per common share – basic & diluted	$.09	$.02	$.07	$.02	$.01	$.00	$.00

Percentage of Revenues
Real estate expenses	41.1%	40.3%	41.2%	41.1%	42.6%	42.9%	40.8%
Depreciation/amortization	24.4%	24.7%	24.4%	24.5%	24.3%	25.2%	25.3%
General and administrative	3.0%	2.5%	2.8%	3.2%	2.4%	3.0%	2.6%
Interest	27.5%	28.6%	27.9%	27.2%	27.6%	28.9%	28.7%
Net income	7.8%	2.4%	11.8%	3.8%	2.4%	0.6%	0.3%

Ratios
EBITDA(1)/Interest expense	2.00	x	1.93	x	1.96	x	2.04	x	1.95	x	1.88	x	1.88	x
EBITDA/Interest expense plus preferred distributions	1.93	x	1.87	x	1.89	x	1.97	x	1.88	x	1.82	x	1.82	x

(1)	See Definitions on page 27. EBITDA is a non-GAAP measure; see page 9 for a reconciliation of EBITDA to net income (loss).

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Six Months Ended		Three Months Ended
	10/31/2010	10/31/2009	10/31/2010	07/31/2010	04/30/2010	01/31/2010	10/31/2009
Funds From Operations(1)
Net income attributable to Investors Real Estate Trust	$7,805	$2,302	$5,819	$1,986	$1,247	$452	$285
Less dividends to preferred shareholders	(1,186)	(1,186)	(593)	(593)	(593)	(593)	(593)
Net income (loss) available to common shareholders	6,619	1,116	5,226	1,393	654	(141)	(308)
Adjustments:
Noncontrolling interests – Operating Partnership	1,692	420	1,322	370	181	(39)	(59)
Depreciation and amortization	29,948	29,525	14,888	15,060	14,993	14,865	14,926
Gain on depreciable property sales	(5,404)	0	(5,404)	0	(68)	0	0
Funds from operations applicable to common shares and Units	$32,855	$31,061	$16,032	$16,823	$15,760	$14,685	$14,559

FFO per share and unit - basic and diluted	$0.34	$0.36	$0.17	$0.17	$0.17	$0.16	$0.16
Weighted average shares and units	97,775	85,184	98,737	96,777	94,979	$94,516	$87,162

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA) (unaudited)
(in thousands)

	Six Months Ended		Three Months Ended
	10/31/2010	10/31/2009	10/31/2010	07/31/2010	04/30/2010	01/31/2010	10/31/2009
EBITDA(1)
Net income attributable to Investors Real Estate Trust	$7,805	$2,302	$5,819	$1,986	$1,247	$452	$285
Adjustments:
Noncontrolling interests – Operating Partnership	1,692	420	1,322	370	181	(39)	(59)
Income before noncontrolling interests – Operating Partnership	9,497	2,722	7,141	2,356	1,428	413	226
Add:
Interest	34,108	34,601	17,346	16,762	17,058	17,447	17,200
Depreciation/amortization related to real estate investments	28,802	28,500	14,320	14,482	14,407	14,486	14,432
Amortization related to non-real estate investments	1,293	1,124	639	654	654	592	549
Amortization related to real estate revenues(2)	53	64	28	25	26	28	30
Less:
Interest income	(124)	(128)	(66)	(58)	(278)	(140)	(62)
Gain on sale of real estate, land and other investments	(5,404)	0	(5,404)	0	(68)	0	0
EBITDA	$68,225	$66,883	$34,004	$34,221	$33,227	$32,826	$32,375

(1)	See Definitions on page 27.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT ANALYSIS
(in thousands)

Debt Maturity Schedule
Annual Expirations

Total Mortgage Debt

	Future Maturities of Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2011	$48,526	$0	$48,526	8.64%	4.9%
2012	83,645	0	83,645	6.75%	8.3%
2013	22,454	0	22,454	5.75%	2.2%
2014	42,758	882	43,640	6.14%	4.4%
2015	79,398	0	79,398	5.73%	7.9%
2016	89,190	165	89,355	5.91%	8.9%
2017	189,925	0	189,925	6.37%	18.9%
2018	87,704	0	87,704	5.80%	8.7%
2019	64,963	618	65,581	6.43%	6.5%
2020	120,579	0	120,579	5.85%	12.0%
Thereafter	173,725	0	173,725	5.87%	17.3%
Total maturities	$1,002,867	$1,665	$1,004,532	6.14%	100.0%
(1)	Weighted average interest rate of debt that matures in fiscal year.

	10/31/2010	07/31/2010	04/30/2010	01/31/2010	10/31/2009
Balances Outstanding
Mortgage
Fixed rate	$1,002,867	$1,034,982	$1,028,606	$1,086,264	$1,054,363
Variable rate	1,665	28,432	29,013	5,681	5,768
Mortgage total	1,004,532	1,063,414	1,057,619	1,091,945	1,060,131

Weighted Average Interest Rates
Secured	6.14%	6.13%	6.17%	6.21%	6.27%

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF OCTOBER 31, 2010

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Multi-Family Residential
Olympic Village - Billings, MT3	11/1/2010	$7,464	$0	$0	$0	$0	$7,464
Ridge Oaks Apartments - Sioux City, IA8	2/1/2011	2,547	0	0	0	0	2,547
Sunset Trail I - Rochester, MN7	3/1/2011	3,833	0	0	0	0	3,833
Sunset Trail II - Rochester, MN7	3/1/2011	3,710	0	0	0	0	3,710
Oakwood - Sioux Falls, SD	6/1/2011	0	3,372	0	0	0	3,372
Oxbow - Sioux Falls, SD	6/1/2011	0	3,675	0	0	0	3,675
Chateau Apartments - Minot, ND	7/1/2011	0	1,749	0	0	0	1,749
Oakmont Apartments - Sioux Falls, SD	9/1/2011	0	3,640	0	0	0	3,640
Canyon Lake Apartments - Rapid City, SD	10/1/2011	0	2,621	0	0	0	2,621
The Meadows III - Jamestown, ND	11/1/2011	0	958	0	0	0	958
Crown Apartments - Rochester, MN	1/1/2012	0	2,544	0	0	0	2,544
Monticello Apartments - Monticello, MN	3/1/2013	0	0	3,055	0	0	3,055
Quarry Ridge Apartments - Rochester, MN	10/1/2013	0	0	0	12,263	0	12,263
East Park Apartments - Sioux Falls, SD	12/1/2013	0	0	0	1,546	0	1,546
Sycamore Village Apartments - Sioux Falls, SD	12/1/2013	0	0	0	870	0	870
Candlelight Apartments - Fargo, ND	3/1/2014	0	0	0	1,335	0	1,335
Summary of Debt due after Fiscal 2014		0	0	0	0	244,338	244,338
Sub-Total Multi-Family Residential		$17,554	$18,559	$3,055	$16,014	$244,338	$299,520

Commercial Office
Whitewater Plaza - Minnetonka, MN2	3/1/2011	$2,628	$0	$0	$0	$0	$2,628
Whitewater Plaza - Minnetonka, MN2	3/1/2011	1,362	0	0	0	0	1,362
2030 Cliff Road - Eagan, MN	4/1/2011	454	0	0	0	0	454
Cold Spring Center - St. Cloud, MN4	4/1/2011	3,940	0	0	0	0	3,940
Pillsbury Business Center - Edina, MN	4/1/2011	881	0	0	0	0	881
Golden Hills Office Center - Golden Valley, MN2	7/1/2011	0	14,245	0	0	0	14,245
Wells Fargo Center - St Cloud, MN	7/1/2011	0	6,482	0	0	0	6,482
Brenwood - Minnetonka, MN	10/1/2011	0	7,287	0	0	0	7,287
Interlachen Corporate Center - Eagan, MN9	10/11/2011	0	9,434	0	0	0	9,434
Bloomington Business Plaza - Bloomington, MN	12/1/2011	0	4,103	0	0	0	4,103
Wirth Corporate Center - Golden Valley, MN	2/1/2012	0	3,903	0	0	0	3,903
Great Plains - Fargo, ND	10/1/2013	0	0	0	3,706	0	3,706
Viromed - Eden Prairie, MN	4/1/2014	0	0	0	1,041	0	1,041
Summary of Debt due after Fiscal 2014		0	0	0	0	280,317	280,317
Sub-Total Commercial Office		$9,265	$45,454	$0	$4,747	$280,317	$339,783

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT DETAIL AS OF OCTOBER 31, 2010 (continued)

Property	Maturity Date	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Thereafter	Total(1)
Commercial Medical
Edina 6545 France SMC I - Edina, MN5	1/1/2011	$21,443	$0	$0	$0	$0	$21,443
Edina 6525 France SMC II - Edina, MN6	6/1/2011	0	9,678	0	0	0	9,678
Georgetown Square - Grand Chute, WI	5/1/2012	0	0	2,244	0	0	2,244
High Pointe Health Campus - Lake Elmo, MN	12/1/2013	0	0	0	2,604	0	2,604
Summary of Debt due after Fiscal 2014		0	0	0	0	212,342	212,342
Sub-Total Commercial Medical		$21,443	$9,678	$2,244	$2,604	$212,342	$248,311

Commercial Industrial
Eagan 2785 & 2795 Highway 55 - Eagan, MN	6/1/2011	$0	$3,664	$0	$0	$0	$3,664
Stone Container - Roseville, MN	2/1/2012	0	3,856	0	0	0	3,856
Minnetonka 13600 County Road 62 - Minnetonka, MN	2/27/2012	0	2,434	0	0	0	2,434
Dixon Avenue Industrial Park - Des Moines, IA	1/1/2013	0	0	7,424	0	0	7,424
Bloomington 2000 West 94th Street - Bloomington, MN	3/1/2013	0	0	3,939	0	0	3,939
Roseville 2929 Long Lake Road - Roseville, MN	3/1/2013	0	0	5,792	0	0	5,792
Bodycote Industrial Building - Eden Prairie, MN	9/1/2013	0	0	0	1,219	0	1,219
Cedar Lake Business Center - St. Louis Park, MN	11/1/2013	0	0	0	2,414	0	2,414
Woodbury 1865 Woodlane - Woodbury, MN	11/1/2013	0	0	0	2,841	0	2,841
Summary of Debt due after Fiscal 2014		0	0	0	0	29,926	29,926
Sub-Total Commercial Industrial		$0	$9,954	$17,155	$6,474	$29,926	$63,509

Commercial Retail
Kentwood Thomasville Furniture - Kentwood, MI	2/1/2011	$264	$0	$0	$0	$0	$264
Burnsville I Strip Center - Burnsville, MN	6/30/2013	0	0	0	491	0	491
Burnsville II Strip Center - Burnsville, MN	6/30/2013	0	0	0	391	0	391
St Cloud Westgate - St Cloud, MN	10/10/2013	0	0	0	3,456	0	3,456
Livingston Pamida - Livingston, MT	12/19/2013	0	0	0	1,219	0	1,219
Eagan I Retail Center - Eagan, MN	12/22/2013	0	0	0	1,426	0	1,426
Forest Lake Westlake Center - Forest Lake, MN	12/22/2013	0	0	0	4,560	0	4,560
Pine City C-Store - Pine City, MN	4/20/2014	0	0	0	316	0	316
Pine City Evergreen Square - Pine City, MN	4/20/2014	0	0	0	1,942	0	1,942
Summary of Debt due after Fiscal 2014		0	0	0	0	39,344	39,344
Sub-Total Commercial Retail		$264	$0	$0	$13,801	$39,344	$53,409

Total		$48,526	$83,645	$22,454	$43,640	$806,267	$1,004,532

(1)	Totals are principal balances as of October 31, 2010.
(2)	Currently in discussion with lenders for refinance.
(3)	Loan was refinanced and closed on November 1, 2010.
(4)	Application signed on August 31, 2010 to refinance in January 2011.
(5)	Application signed on September 10, 2010 to refinance in December 2010.
(6)	Application signed on September 10, 2010 to refinance on March 1, 2011.
(7)	Application signed on October 18, 2010 to refinance in December 2010.
(8)	Application signed on November 18, 2010 to refinance on February 1, 2011.
(9)	Application signed on December 3, 2010 to refinance on February 1, 2011.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	10/31/2010	07/31/2010	04/30/2010	01/31/2010	10/31/2009
Equity Capitalization
Common shares outstanding	79,092	78,158	75,805	73,966	73,502
Operating partnership (OP) units outstanding	19,994	20,273	20,522	20,853	20,962
Total common shares and OP units outstanding	99,086	98,431	96,327	94,819	94,464
Market price per common share (closing price at end of period)	$8.80	$8.47	$8.73	$8.73	$8.37
Equity capitalization-common shares and OP units	$871,957	$833,711	$840,935	$827,770	$790,664
Recorded book value of preferred shares	$27,317	$27,317	$27,317	$27,317	$27,317
Total equity capitalization	$899,274	$861,028	$868,252	$855,087	$817,981

Debt Capitalization
Total mortgage debt	$1,004,532	$1,063,414	$1,057,619	$1,091,945	$1,060,131
Total capitalization	$1,903,806	$1,924,442	$1,925,871	$1,947,032	$1,878,112

Total debt to total capitalization	0.53:1	0.55:1	0.55:1	0.56:1	0.56:1

	Six Months Ended				Three Months Ended
	10/31/2010		10/31/2009		10/31/2010		07/31/2010		04/30/2010		01/31/2010		10/31/2009
Earnings to fixed charges(1)	1.12	x	1.09	x	1.11	x	1.13	x	1.07	x	1.08	x	1.03	x
Earnings to combined fixed charges and preferred distributions(1)	1.08	x	1.05	x	1.07	x	1.09	x	1.04	x	1.04	x	0.99	x
Debt service coverage ratio(1)	1.42	x	1.38	x	1.40	x	1.44	x	1.39	x	1.36	x	1.36	x

Distribution Data
Common shares and units outstanding at record date	98,726		84,818		98,726		96,506		94,844		94,497		84,818
Total common distribution paid	$33,482		$28,874		$16,931		$16,551		$16,267		$16,205		$14,504
Common distribution per share and unit	$.3430		$.3415		$.1715		$.1715		$.1715		$.1715		$.1710
Payout ratio (FFO per share and unit basis)(1)	100.9%		94.9%		100.9%		100.9%		100.9%		107.2%		106.9%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Stabilized Properties(1)			Stabilized Properties(1)
	Three Months Ended October 31,			Six Months Ended October 31,
Segment	2010	2009	% Change	2010	2009	% Change
Multi-Family Residential	$9,155	$9,499	(3.6%)	$18,096	$18,729	(3.4%)
Commercial Office	10,952	11,361	(3.6%)	21,899	23,132	(5.3%)
Commercial Medical	10,055	9,290	8.2%	20,138	19,342	4.1%
Commercial Industrial	2,067	2,073	(0.3%)	4,426	4,517	(2.0%)
Commercial Retail	2,290	2,151	6.5%	4,668	4,480	4.2%
	$34,519	$34,374	0.4%	$69,227	$70,200	(1.4%)

(1)	For Three and Six Months Ended October 31, 2010, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for October 31, 2010 is 89.1%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage 69,804. Occupancy % for October 31, 2010 is 61.5%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT and Missoula 3050 Great Northern Avenue, Missoula, MT.

Total square footage, 267,344. Occupancy % for October 31, 2010 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for October 31, 2010 is 100.0%.

For Three and Six Months ended October 31, 2009, stabilized properties excluded:

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,806. Occupancy % for October 31, 2009 is 51.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for October 31, 2009 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,995	$19,526	$13,449	$3,003	$3,360	$0	$57,333
Non-Stabilized	130	77	2,795	202	0	0	3,204
Total	18,125	19,603	16,244	3,205	3,360	0	60,537

Real estate expenses
Stabilized(1)	8,840	8,574	3,394	936	1,070	0	22,814
Non-Stabilized	78	58	1,967	33	0	0	2,136
Total	8,918	8,632	5,361	969	1,070	0	24,950

Stabilized(1)	9,155	10,952	10,055	2,067	2,290	0	34,519
Non-Stabilized	52	19	828	169	0	0	1,068
Net operating income	$9,207	$10,971	$10,883	$2,236	$2,290	$0	$35,587

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,656)	$(4,950)	$(3,846)	$(847)	$(706)	$(737)	$(14,742)
Administrative, advisory and trustee fees	0	0	0	0	0	(1,718)	(1,718)
Other expenses	0	0	0	0	0	(563)	(563)
Interest expense	(4,691)	(5,561)	(4,506)	(1,018)	(822)	(282)	(16,880)
Interest and other income	0	0	0	0	0	167	167
Income tax benefit	0	0	0	0	0	19	19
Income (loss) from continuing operations	860	460	2,531	371	762	(3,114)	1,870
Income (loss) from discontinued operations	5,300	0	(12)	0	(37)	0	5,251
Net income (loss)	6,160	460	2,519	371	725	(3,114)	7,121
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,322)	(1,322)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	20	20
Net income (loss) attributable to Investors Real Estate Trust	6,160	460	2,519	371	725	(4,416)	5,819
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,160	$460	$2,519	$371	$725	$(5,009)	$5,226

(1)	For Three Months Ended October 31, 2010, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for October 31, 2010 is 89.1%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage 69,804. Occupancy % for October 31, 2010 is 61.5%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT and Missoula 3050 Great Northern Avenue, Missoula, MT.

Total square footage, 267,344. Occupancy % for October 31, 2010 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for October 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended October 31, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$17,926	$20,435	$13,226	$3,251	$3,246	$0	$58,084
Non-Stabilized	0	48	0	88	0	0	136
Total	17,926	20,483	13,226	3,339	3,246	0	58,220

Real estate expenses
Stabilized(1)	8,427	9,074	3,936	1,178	1,095	0	23,710
Non-Stabilized	0	9	25	24	0	0	58
Total	8,427	9,083	3,961	1,202	1,095	0	23,768

Net Operating Income (NOI)
Stabilized(1)	9,499	11,361	9,290	2,073	2,151	0	34,374
Non-Stabilized	0	39	(25)	64	0	0	78
Net operating income	$9,499	$11,400	$9,265	$2,137	$2,151	$0	$34,452

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(3,495)	$(5,544)	$(3,939)	$(961)	$(697)	$(82)	$(14,718)
Administrative, advisory and trustee services	0	0	0	0	0	(1,498)	(1,498)
Other expenses	0	0	0	0	0	(498)	(498)
Impairment of real estate investment	0	0	0	0	(708)	0	(708)
Interest expense	(4,644)	(5,868)	(4,152)	(1,020)	(874)	(176)	(16,734)
Interest and other income	0	0	0	0	0	125	125
Income (loss) from continuing operations	1,360	(12)	1,174	156	(128)	(2,129)	421
(Loss) income from discontinued operations	(81)	(157)	3	0	13	1	(221)
Net income (loss)	1,279	(169)	1,177	156	(115)	(2,128)	200
Net loss attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	59	59
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	26	26
Net income (loss) attributable to Investors Real Estate Trust	1,279	(169)	1,177	156	(115)	(2,043)	285
Dividends to preferred shareholders	0	0	0	0	0	(593)	(593)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,279	$(169)	$1,177	$156	$(115)	$(2,636)	$(308)

(1)	For Three Months ended October 31, 2009, stabilized properties excluded:

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,806. Occupancy % for October 31, 2009 is 51.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for October 31, 2009 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2010
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$35,531	$39,364	$27,027	$6,319	$6,777	$0	$115,018
Non-Stabilized	248	132	5,527	329	0	0	6,236
Total	35,779	39,496	32,554	6,648	6,777	0	121,254

Real estate expenses
Stabilized(1)	17,435	17,465	6,889	1,893	2,109	0	45,791
Non-Stabilized	141	110	3,780	59	0	0	4,090
Total	17,576	17,575	10,669	1,952	2,109	0	49,881

Stabilized(1)	18,096	21,899	20,138	4,426	4,668	0	69,227
Non-Stabilized	107	22	1,747	270	0	0	2,146
Net operating income	$18,203	$21,921	$21,885	$4,696	$4,668	$0	$71,373

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(7,311)	$(10,028)	$(7,659)	$(1,728)	$(1,409)	$(1,492)	$(29,627)
Administrative, advisory and trustee fees	0	0	0	0	0	(3,687)	(3,687)
Other expenses	0	0	0	0	0	(916)	(916)
Interest expense	(9,410)	(11,132)	(8,820)	(2,037)	(1,639)	(1,357)	(33,395)
Interest and other income	0	0	0	0	0	304	304
Income (loss) from continuing operations	1,482	761	5,406	931	1,620	(6,148)	4,052
Income (loss) from discontinued operations	5,481	0	(9)	0	(71)	0	5,401
Net income (loss)	6,963	761	5,397	931	1,549	(6,148)	9,453
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(1,692)	(1,692)
Net loss attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	44	44
Net income (loss) attributable to Investors Real Estate Trust	6,963	761	5,397	931	1,549	(7,796)	7,805
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$6,963	$761	$5,397	$931	$1,549	$(8,982)	$6,619

(1)	For Six Months Ended October 31, 2010, stabilized properties excluded:

Multi-Family Residential -	Crown Apartments, Rochester, MN and Northern Valley Apartments, Rochester, MN.
Total number of units, 64. Occupancy % for October 31, 2010 is 89.1%.

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage 69,804. Occupancy % for October 31, 2010 is 61.5%.

Commercial Medical -
Casper 1930 E 12th Street (Park Place), Casper, WY; Casper 3955 E 12th Street (Meadow Wind), Casper, WY; Cheyenne 4010 N College Drive (Aspen Wind), Cheyenne, WY; Cheyenne 4060 N College Drive (Sierra Hills), Cheyenne, WY; Laramie 1072 N 22nd Street (Spring Wind), Laramie, WY; Billings 2300 Grant Road, Billings, MT and Missoula 3050 Great Northern Avenue, Missoula, MT.

Total square footage, 267,344. Occupancy % for October 31, 2010 is 100.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA and Fargo 1320 45th Street North, Fargo, ND.
Total square footage, 84,754. Occupancy % for October 31, 2010 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Six Months Ended October 31, 2009
	Reporting Segments
	Multi-Family Residential	Commercial Office	Commercial Medical	Commercial Industrial	Commercial Retail	Corporate and Other	Total
Real estate rental revenue
Stabilized(1)	$35,675	$41,597	$26,939	$6,646	$6,664	$0	$117,521
Non-Stabilized	0	52	0	88	0	0	140
Total	35,675	41,649	26,939	6,734	6,664	0	117,661

Real estate expenses
Stabilized(1)	16,946	18,465	7,597	2,129	2,184	0	47,321
Non-Stabilized	0	61	57	24	0	0	142
Total	16,946	18,526	7,654	2,153	2,184	0	47,463

Net Operating Income (NOI)
Stabilized(1)	18,729	23,132	19,342	4,517	4,480	0	70,200
Non-Stabilized	0	(9)	(57)	64	0	0	(2)
Net operating income	$18,729	$23,123	$19,285	$4,581	$4,480	$0	$70,198

Reconciliation of NOI to net income (loss) available to common shareholders
Depreciation/amortization	$(6,957)	$(11,228)	$(7,484)	$(1,883)	$(1,393)	$(156)	$(29,101)
Administrative, advisory and trustee services	0	0	0	0	0	(2,985)	(2,985)
Other expenses	0	0	0	0	0	(932)	(932)
Impairment of real estate investment	0	0	0	0	(708)	0	(708)
Interest expense	(9,236)	(11,763)	(8,532)	(2,024)	(1,823)	(288)	(33,666)
Interest and other income	0	0	0	0	0	253	253
Income (loss) from continuing operations	2,536	132	3,269	674	556	(4,108)	3,059
(Loss) income from discontinuing operations	(162)	(161)	6	0	25	2	(290)
Net income (loss)	2,374	(29)	3,275	674	581	(4,106)	2,769
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	0	(420)	(420)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	0	(47)	(47)
Net income (loss) attributable to Investors Real Estate Trust	2,374	(29)	3,275	674	581	(4,573)	2,302
Dividends to preferred shareholders	0	0	0	0	0	(1,186)	(1,186)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$2,374	$(29)	$3,275	$674	$581	$(5,759)	$1,116

(1)	For Six Months ended October 31, 2009, stabilized properties excluded:

Commercial Office -	IRET Corporate Plaza, Minot, ND; Minot 2505 16th St SW, Minot, ND and 1st Avenue Building, Minot, ND.
Total square footage, 80,806. Occupancy % for October 31, 2009 is 51.0%.

Commercial Industrial -	Clive 2075 NW 94th St., Clive, IA.
Total square footage, 42,510. Occupancy % for October 31, 2009 is 100.0%.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
STABILIZED PROPERTIES AND ALL PROPERTIES PHYSICAL OCCUPANCY LEVELS BY SEGMENT
2nd Quarter Fiscal 2011 vs. 2nd Quarter Fiscal 2010

Segments	Stabilized Properties		All Properties
	2nd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
	Fiscal 2011	Fiscal 2010	Fiscal 2011	Fiscal 2010
Multi-Family Residential	91.0%	91.2%	90.9%	91.2%
Commercial Office	80.8%	85.7%	80.5%	85.1%
Commercial Medical	95.3%	94.3%	95.8%	94.3%
Commercial Industrial	80.0%	89.4%	80.5%	89.5%
Commercial Retail	84.1%	87.6%	84.1%	87.6%

Stabilized Physical Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Commercial Office
Commercial Medical
Commercial Industrial
Commercial Retail
2nd Quarter Fiscal 2011
2nd Quarter Fiscal 2010

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and six months ended October 31, 2010

	Three Months Ended October 31, 2010
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	84,748	31,052	115,800	299,917	(184,117)
Commercial Medical	50,035	23,142	73,177	27,707	45,470
Commercial Industrial	17,750	53,870	71,620	194,930	(123,310)
Commercial Retail	4,629	31,125	35,754	82,829	(47,075)
Total All Segments	157,162	139,189	296,351	605,383	(309,032)

Weighted Average Rental Rates(3)
Commercial Office	$12.86	$11.15	$12.40	$11.51	$0.89	7.7%
Commercial Medical	21.17	20.20	20.86	19.85	1.01	5.1%
Commercial Industrial	4.37	2.97	3.32	3.40	(0.08)	(2.4%)
Commercial Retail	2.10	4.20	3.93	6.64	(2.71)	(40.8%)
Total All Segments	$14.23	$7.94	$11.27	$8.61	$2.66	30.9%

	Six Months Ended October 31, 2010
	New(1)	Renew(2)	Total	Expiring(3)	Net Change	Percentage Change
Gross Square Footage
Commercial Office	165,209	159,785	324,994	408,451	(83,457)
Commercial Medical	50,035	24,451	74,486	36,859	37,627
Commercial Industrial	116,119	216,617	332,736	306,530	26,206
Commercial Retail	20,327	39,089	59,416	167,202	(107,786)
Total All Segments	351,690	439,942	791,632	919,042	(127,410)

Weighted Average Rental Rates(3)
Commercial Office	$11.21	$10.43	$10.83	$12.26	$(1.43)	(11.7%)
Commercial Medical	21.17	20.27	20.87	19.67	1.20	6.1%
Commercial Industrial	6.75	2.64	4.07	3.34	0.73	21.9%
Commercial Retail	11.39	5.19	7.31	8.44	(1.13)	(13.4%)
Total All Segments	$11.17	$6.67	$8.67	$8.89	$(0.22)	(2.5%)

	Three Months Ended October 31, 2010			Six Months Ended October 31, 2010
	New(1)	Renew(2)	Total	New(1)	Renew(2)	Total
Weighted Average Term of New/Renewed Leased
Commercial Office	6.8	3.8	5.6	6.6	3.6	4.9
Commercial Medical	3.4	6.0	4.9	3.4	5.8	4.9
Commercial Industrial	5.3	3.5	4.1	3.6	2.9	3.2
Commercial Retail	1.5	1.9	1.8	3.0	2.1	2.4
Total All Segments	5.2	3.4	4.2	4.8	3.3	3.9

(1)	Does not include leases in place on acquired properties.
(2)	Renewals may include leases that have renewed prior to expiration date. Square footage or rental rate changes on renewals are included in calculation.
(3)	Expired leases include leases with tenants who have vacated or renewed. Excluded from expired leases are leases that have been amended to extend the term, including leases on a month-to-month basis.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY
for the three and six months ended October 31, 2010

	2nd Quarter Fiscal 2011 Total			Year-To-Date Total
	New	Renew	Total Dollars	New	Renew	Total Dollars
Tenant Improvements
Commercial Office	$1,267,993	$73,874	$1,341,867	$1,310,167	$83,473	$1,393,640
Commercial Medical	36,000	8,840	44,840	36,000	8,840	44,840
Commercial Industrial	0	48,000	48,000	63,400	48,000	111,400
Commercial Retail	0	0	0	15,000	0	15,000
Subtotal	$1,303,993	$130,714	$1,434,707	$1,424,567	$140,313	$1,564,880

Tenant Improvements per square foot
Commercial Office	$14.96	$2.38	$11.59	$7.93	$0.52	$4.29
Commercial Medical	0.72	0.38	0.89	0.72	0.36	0.60
Commercial Industrial	0.00	0.89	0.67	0.55	0.22	0.33
Commercial Retail	0.00	0.00	0.00	0.74	0.00	0.25
All Segments	$8.30	$0.94	$4.84	$4.05	$0.32	$1.98

Leasing Costs
Commercial Office	$942,018	$107,072	$1,049,090	$1,989,155	$545,327	$2,534,482
Commercial Medical	11,575	62,766	74,341	11,575	66,038	77,613
Commercial Industrial	15,531	35,522	51,053	68,521	44,870	113,391
Commercial Retail	22,907	13,712	36,619	74,829	25,497	100,326
Subtotal	$992,031	$219,072	$1,211,103	$2,144,080	$681,732	$2,825,812

Leasing Costs per square foot
Commercial Office	$11.12	$3.45	$9.06	$12.04	$3.41	$7.80
Commercial Medical	0.23	2.71	1.02	0.23	2.70	1.04
Commercial Industrial	0.87	0.66	0.71	0.59	0.21	0.34
Commercial Retail	4.95	0.44	1.02	3.68	0.65	1.69
All Segments	$6.31	$1.57	$4.09	$6.10	$1.55	$3.57

Tenant Improvements and Leasing Costs
Commercial Office	$2,210,011	$180,946	$2,390,957	$3,299,322	$628,800	$3,928,122
Commercial Medical	47,575	71,606	119,181	47,575	74,878	122,453
Commercial Industrial	15,531	83,522	99,053	131,921	92,870	224,791
Commercial Retail	22,907	13,712	36,619	89,829	25,497	115,326
Total	$2,296,024	$349,786	$2,645,810	$3,568,647	$822,045	$4,390,692

Tenant Improvements and Leasing Costs per square foot
Commercial Office	$26.08	$5.83	$20.65	$19.97	$3.94	$12.09
Commercial Medical	0.95	3.09	1.63	0.95	3.06	1.64
Commercial Industrial	0.87	1.55	1.38	1.14	0.43	0.68
Commercial Retail	4.95	0.44	1.02	4.42	0.65	1.94
All Segments	$14.61	$2.51	$8.93	$10.15	$1.87	$5.55

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY

	Three Months Ended
	10/31/2010	07/31/2010	04/30/2010	01/31/2010	10/31/2009
Number of Units	9,187	9,187	9,187	9,123	9,123
Average Investment Per Unit
Stabilized	$56,674	$56,401	$56,150	$55,717	$55,363
Non-Stabilized	66,818	66,736	66,719	0	0
	$56,745	$56,473	$56,175	$55,717	$55,363

Average Scheduled Rent per Unit
Stabilized	$712	$709	$709	$706	$703
Non-Stabilized	772	758	1,017	0	0
	$712	$709	$709	$706	$703

Total Receipts per Unit
Stabilized	$657	$641	$645	$649	$655
Non-Stabilized	673	618	961	0	0
	$658	$641	$646	$649	$655

Total Recurring Capital Expenditures per Unit(1)
Stabilized	$162	$128	$119	$100	$184
Non-Stabilized	25	0	0	0	0
	$161	$128	$119	$100	$184

Physical Occupancy%
Stabilized	91.0%	86.2%	90.0%	89.9%	91.2%
Non-Stabilized	89.1%	90.6%	95.3%	0.0%	0.0%
	90.9%	86.2%	90.0%	89.9%	91.2%

Operating Expenses as a % of Scheduled Rent
Stabilized	45.4%	44.3%	45.3%	47.3%	43.8%
Non-Stabilized	52.3%	43.8%	18.9%	0.0%	0.0%
Total	45.5%	44.3%	45.2%	47.3%	43.8%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of October 31, 2010

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents	Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	19	220	10.0%	908,181	9.0%
St. Lukes Hospital of Duluth, Inc.	6	63	3.6%	198,775	2.0%
Fairview Health Services	9	60	2.4%	173,998	1.7%
Applied Underwriters	3	76	2.2%	141,724	1.4%
Affiliates of Siemens USA	2	16	2.2%	186,224	1.8%
HealthEast Care System	1	100	1.7%	114,316	1.1%
Smurfit - Stone Container (NASDAQ: SSCC)	2	42	1.5%	424,147	4.2%
Microsoft (NASDAQ: MSFT)	1	34	1.5%	122,040	1.2%
Nebraska Orthopedic Hospital	1	221	1.4%	61,758	0.6%
Arcadis Corporate Services, Inc.	1	207	1.2%	71,430	0.7%
Total/Weighted Average		103	27.7%	2,402,593	23.7%

(1)	See Definitions on page 27.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LEASE EXPIRATIONS
as of October 31, 2010

Fiscal Year	Number of Leases	Rentable Square Feet	% of Rentable Square Feet	Annualized Rent*	Average Rental Rate	% of Annualized Rent
Commercial Office
2011	38	201,055	5.2%	$2,803,422	$13.94	5.2%
2012	59	764,561	19.6%	10,608,261	13.87	19.7%
2013	44	544,142	14.0%	7,392,616	13.59	13.7%
2014	43	601,517	15.5%	7,935,440	13.19	14.7%
2015	43	387,169	9.9%	4,949,781	12.78	9.2%
2016 and thereafter	53	1,393,889	35.8%	20,203,311	14.49	37.5%
	280	3,892,333	100.0%	$53,892,831	$13.85	100.0%

Commercial Medical
2011	12	39,598	1.6%	$724,526	$18.30	1.6%
2012	30	107,226	4.4%	2,222,452	20.73	4.9%
2013	20	109,006	4.4%	2,395,492	21.98	5.3%
2014	33	395,072	16.2%	7,163,979	18.13	15.8%
2015	11	54,310	2.2%	1,307,740	24.08	2.9%
2016 and thereafter	85	1,738,864	71.2%	31,423,761	18.07	69.5%
	191	2,444,076	100.0%	$45,237,950	$18.51	100.0%

Commercial Industrial
2011	8	786,733	33.4%	$2,739,559	$3.48	29.5%
2012	6	528,757	22.4%	487,758	2.81	16.0%
2013	2	142,185	6.0%	685,357	4.82	7.4%
2014	7	239,155	10.1%	999,571	4.18	10.8%
2015	2	76,685	3.3%	312,907	4.08	3.4%
2016 and thereafter	10	585,879	24.8%	3,050,436	5.21	32.9%
	35	2,359,394	100.0%	$9,275,588	$3.93	100.0%

Commercial Retail
2011	20	93,303	8.4%	$745,093	$7.99	7.9%
2012	43	305,187	27.4%	1,775,718	5.82	18.9%
2013	22	48,443	4.3%	529,946	10.94	5.6%
2014	26	101,907	9.2%	1,024,840	10.06	10.9%
2015	26	237,758	21.4%	2,069,113	8.70	22.0%
2016 and thereafter	27	326,676	29.3%	3,271,084	10.01	34.7%
	164	1,113,274	100.0%	$9,415,794	$8.46	100.0%

Commercial Total
2011	78	1,120,689	11.4%	$7,012,600	$6.26	6.0%
2012	138	1,705,731	17.4%	16,094,189	9.44	13.7%
2013	88	843,776	8.6%	11,003,411	13.04	9.3%
2014	109	1,337,651	13.7%	17,123,830	12.80	14.5%
2015	82	755,922	7.7%	8,639,541	11.43	7.3%
2016 and thereafter	175	4,045,308	41.2%	57,948,592	14.32	49.2%
	670	9,809,077	100.0%	$117,822,163	$12.01	100.0%

* Annualized Rent is monthly scheduled rent as of October 31, 2010 (cash basis), multiplied by 12.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 ACQUISITION SUMMARY
as of October 31, 2010
($’s in thousands)

Property	Location	Segment Type	Acquisition Date	Square Feet/Units	Leased Percentage At Acquisition	July 31, 2010 Leased Percentage	Acquisition Cost

Fargo 1320 45th Street N(1)	Fargo, ND	Commercial Industrial	June 22, 2010	42,244	100.0%	100.0%	$1,616
Billings 2300 Grant Road	Billings, MT	Commercial Medical	July 15, 2010	14,705	100.0%	100.0%	2,522
Missoula 3050 Great Northern Ave	Missoula, MT	Commercial Medical	July 15, 2010	14,640	100.0%	100.0%	2,723
			Total Square Feet	71,589			$6,861
			Total Units	0

(1)	Development property placed in service June 22, 2010. Additional costs incurred in fiscal year 2010 totaled $2.3 million for a total project cost at July 31, 2010 of $3.9 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2011 DEVELOPMENT SUMMARY
as of October 31, 2010
($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cost	Cost to Date	Anticipated Construction Completion
Edgewood Vista - Spearfish, SD	23,965 sf. expansion	100%	$2,600	$969	3rd Quarter Fiscal 2011
1st Avenue Building - Minot, ND	Convert 15,446 sf. commercial office to 24 multi-family residential units	0%	2,000	1	1st Quarter Fiscal 2012
Buffalo Threater - Jamestown, ND	19,037 sf.	100%	2,100	154	1st Quarter Fiscal 2012
Georgetown Square Condos - Grand Chute, WI	8 condo units	0%	1,631	1,631	2nd Quarter Fiscal 2012
		Total	$8,331	$2,755

Definitions

October 31, 2010

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain/loss from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt; however, EBIDTA as we calculate it has not been adjusted for the effect of nonrecurring events such as asset impairment and gain/loss on involuntary conversion.  EBITDA is a non-GAAP measure. EBITDA as calculated by us is not comparable to EBITDA reported by other REITs that do not define EBITDA exactly as we do.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” FFO is a non-GAAP measure.  We consider FFO to be a standard supplemental measure for equity real estate investment trusts because it facilitates an understanding of the operating performance of properties without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income is total real estate revenues less real estate expenses and real estate taxes (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are costs that increase the value and extend the useful life of a property.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred.  Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn.  Recurring capital improvements typically include appliances, carpeting and flooring, and kitchen/bath cabinets.

Stabilized properties are those properties owned for the entirety of both periods being compared, and, in the case of development or re-development properties, which have achieved a target level of occupancy.